                                                                   EXHIBIT 10.16

                                 LOAN AGREEMENT


         This Agreement (the "Agreement") is entered into as of February 15, 1996 by and between FabTech, Inc., a Delaware corporation (the "COMPANY"), and Diodes Incorporated, a Delaware corporation (the "LENDER"), upon the basis of the following facts and understandings of the parties:

         A. The Lender agrees to lend to the Company Two Million Five Hundred Thousand Dollars ($2,500,000) in accordance with the terms and conditions of this Agreement.

         B. The Company wishes to borrow Two Million Five Hundred Thousand Dollars ($2,500,000) from the Lender in accordance with the terms and conditions of this Agreement.

         C. The Company is willing to undertake certain obligations, including a wafer production commitment, which are expressly set forth in this Agreement (without accepting any other obligations whether express or implied).


                               A G R E E M E N T

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                 1. PROMISSORY NOTE. Subject to the covenants, conditions and other provisions of this Agreement, the Lender agrees to lend to the Company up to Two Million Five Hundred Thousand Dollars ($2,500,000) pursuant a secured promissory note in substantially the form attached hereto as Exhibit A (the "NOTE"), which is incorporated herein by this reference, receipt of which amount is hereby acknowledged by the Company. All indebtedness outstanding under the Note shall mature no later than, and shall be payable on demand at any time following, February 14, 2001, as set forth in the Note; provided, however, the Company shall be entitled to prepay all or any portion of the principal and interest due on the Note, as of the date of such prepayment, without penalty. Any prepayment shall be applied first against outstanding interest and then against the outstanding principal balance. Payment of principal and interest shall be made in lawful money of the United States to the holder of this Note at the Company's principal offices or, at the option of the Lender, at such other place in the United States as the Lender shall have designated to the Company in writing.

                 2.       INTEREST.

                          Interest will accrue on the unpaid outstanding
principal under the Note at Cost of Funds Rate. The term "Cost of Funds Rate" shall mean the same rate of interest payable from time to time by the Lender for borrowed money for working capital purposes to its principal institutional lender. The Lender shall notify the Company in writing of any change in the Cost of Funds Rate within ten (10) days thereof; provided, however, that the failure to so notify the Company shall not affect the Cost of Funds Rate. On the effective date of this Agreement, the Cost of Funds Rate is * (*% as of February 15, 1996) plus * (*%). All computations of interest shall be made on the basis of a year containing a total of 360 days and shall be computed daily for the actual number of calendar days during which any principal owed on the Note remains outstanding by dividing the applicable interest rate by 360 and multiplying that number by the unpaid principal balance at the end of each day.


*  CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

All agreements between the Company and the Lender expressly are limited so that in no event whatsoever (whether by reason of the advancement of funds hereunder, acceleration of maturity of the unpaid principal balance or otherwise) shall the amount paid or agreed to be paid by the Company to the Lender for the use of funds advanced hereunder exceed the highest rate prescribed by law. If fulfillment of any provision hereof at the time performance of such provision becomes due involves exceeding such highest rate prescribed by law, then such obligation shall be reduced to such highest rate prescribed by law. If by any circumstance the Lender shall be deemed to have received as interest an amount which exceeds the highest rate prescribed by law, any amount which may be deemed excessive interest shall be applied to the reduction of the unpaid principal balance and not to the payment of interest. The terms and provisions of this paragraph shall control all other terms and provisions contained in this Agreement.

                 3.       CONDITIONS PRECEDENT.

                          (a)     CONDITIONS PRECEDENT TO EFFECTIVENESS.  The
obligations of the Lender to the Company in connection with this Agreement, including without limitation the obligation of the Lender to lend the principal to be subject to the Note, are subject to the following conditions precedent:

                                        (i)     The Company shall have executed
and delivered (or cause to be executed and delivered) to the Lender this Agreement and the Note;

                                        (ii)    No Event of Default and no
event which after the giving of notice or the lapse of time would constitute an Event of Default shall have occurred and be continuing;

                                        (iii)   Each and every representation
and warranty by the Company contained in this Agreement shall be true and correct as of the advance of funds pursuant to this Agreement;

                                        (iv)    The Company shall have executed
and delivered to the Lender a Security Agreement (the "Security Agreement") and Financing Statement on Form UCC-1 (the "UCC-1") in substantially the forms attached hereto as Exhibits B and C, respectively.

                 4. ACKNOWLEDGMENTS. The Company acknowledges and agrees that as of the date of this Agreement:

                          (a)     All of the Company's indebtedness to the
Lender under the Note will be due and payable on demand at any time following November 30, 2000 unless the date for payment is accelerated pursuant to any other provision of this Agreement or the Note;

                          (b)     The Company is voluntarily undertaking the
obligations under this Agreement and the other documents executed in connection herewith with full awareness of their significance and risks, and the Company's management has read and understands this Agreement and each of the exhibits attached hereto and has had an opportunity to discuss this Agreement and each such exhibit with independent legal counsel. The Company is not relying upon any representation, understanding or obligation of the Lender which is not expressly stated in this Agreement or such other documents; and

                          (c)     Nothing in this Agreement shall be construed
to create any obligation of the Lender to any person other than the Company.

                 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to execute this Agreement and to make the advances of any funds pursuant to this Agreement, the Company represents and warrants to the Lender as follows:

                          (a)     The recitals herein are true and correct and
are incorporated herein by this reference;

                          (b)     The Company is a corporation which is duly
organized and validly existing in good standing under the laws of the State of Delaware, and the Company is duly qualified to transact business in each jurisdiction in which the character of its properties or the nature of the activities conducted by it makes such qualification necessary. The Company has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, the Security Agreement, the UCC-1 and all other instruments and contracts executed or delivered (or to be executed and delivered) pursuant to this Agreement, to incur the indebtedness represented by the Note to the Lender, to own its properties and to carry on its business as it is now being conducted;

                          (c)     The execution, delivery and performance by
the Company of this Agreement, the Note, the Security Agreement, the UCC-1 and all other instruments and contracts executed or delivered (or to be executed or delivered) by the Company in connection with or pursuant to this Agreement, the consummation of the transactions and contracts required or contemplated by this Agreement, and the performance by the Company of its obligations in connection with this Agreement and said instruments and contracts, each (i) have been duly authorized by all necessary corporate action, (ii) require no registrations with or approvals of any person not heretofore obtained, and (iii) do not violate or contravene or conflict with the Company's Certificate of Incorporation and Bylaws, any law, any order or regulation of any court or any governmental authority, official or agency, or any contract, indenture or other instrument to which the Company is a party or by which it or any of its property may be bound;

                          (d)     The Company has paid all taxes required to be
paid (and all assessments of which it has notice or knowledge) to the extent such taxes (or assessments) have become due and payable;

                          (e)     Upon execution and delivery by the Company to
the Lender, this Agreement and the Note, the Security Agreement, the UCC-1 and all other instruments and contracts executed or delivered (or to be executed and delivered) by the Company in connection with or pursuant to this Agreement will each be and remain the valid, binding and legally enforceable obligation of the party or parties executing the same; and

                          (f)     No Event of Default, nor any event which with
the lapse of time or the giving of notice would constitute an event of default under any agreement to which the Company is currently a party or by which the Company or any of its property is currently bound, has occurred or is occurring or will exist immediately after the execution and delivery of this Agreement or the advance of any funds by the Lender to the Company hereunder.

                 6. COVENANTS. The Company hereby covenants and agrees that, except as the Lender may in its discretion otherwise consent to in writing, so long as this Agreement continues in effect and until the full and final payment of all indebtedness and performance of all obligations of the Company to the Lender:

                          (a)     PAYMENT ON LOANS.  The Company shall promptly
pay all amounts owing under the Note and all other indebtedness owing to the Lender in connection with this Agreement or any other contract, note or instrument at the time and place and in the manner prescribed;

                          (b)     NOTICES.  The Company shall hereafter give
immediate telephonic and written notice to the Lender of the following:

                                        (i)     The occurrence of any Event of
Default hereafter or the occurrence of any event hereafter which upon the giving of notice or the lapse of time, or both, would constitute an Event of Default;

                                        (ii)    Any matter which has resulted
or might result in a materially adverse change in the financial condition, operations of the Company; and


                          (c)     BORROWINGS.  The Company shall not create,
assume, incur, permit to exist, or in any manner be or become liable for (directly or indirectly) any indebtedness of itself or any other person, without the prior written permission of the Lender, other than:

                                        (i)     indebtedness of the Company to
the Lender;

                                        (ii)    indebtedness subordinated to
all indebtedness of the Company to the Lender. The Lender shall have no obligation under any circumstances to permit the Company to grant any security interest on any of its property in favor of any subordinated creditors;

                                        (iii)   indebtedness to banks,
insurance companies, lease financing institutions or other institutional lenders approved by the Company's Board of Directors;

                                        (iv)    indebtedness to trade creditors
which is necessary to (and incurred in the ordinary course of) the Company's business; or

                                        (v)     indebtedness for taxes which
the Company is contesting in good faith.

                          (d)     SALE OF RECEIVABLES.  The Company shall not
sell, transfer or discount any receivables, accounts or instruments for less than the face amount or value thereof, on credit or for any amount with recourse to the Company.

                          (e)     FURTHER ASSURANCES.  The Company shall at all
times and from time to time do and perform all acts and things which the Lender deems necessary or appropriate in order to carry out the provisions of this Agreement.

                          (f)     COLLATERAL.  Debtor hereby agrees (a) to
perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral (as defined in the Security Agreement), the Lien (as defined in the Security Agreement) granted to the Lender in the Security Agreement and the first priority of such Lien, except for Permitted Liens (as defined in the Security Agreement); (b) not to use or permit any Collateral to be used (i) in violation of any provision of the Security Agreement, (ii) in violation of any applicable law, rule or regulation, (c) to pay promptly when due all taxes and other governmental charges, all liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) without 30 days' written notice to the Lender, (i) not to change Company's name or place of business (or, if Company has more than one place of business, its chief executive office), or the office in which Company's records relating to Collateral are kept, (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statement and other writings reasonably deemed necessary or appropriate by the Lender to perfect, maintain and protect its lien under the Security Agreement and the priority thereof and to deliver promptly to the Lender all originals of Collateral consisting of instruments;
(f) to appear in and defend any action or proceeding which may affect its title to or the Lender's interest in the Collateral; (g) if the Lender gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose; (h) to keep separate, accurate and complete records of the Collateral and to provide the Lender with such records and such other reports and information relating to the Collateral as the Lender may reasonably request from time to time, but not more than once per month; (i) not to surrender or lose possession of (other than to the Lender), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all liens except Permitted Liens; and (j) to collect, enforce and receive delivery of the accounts receivable in accordance with past practice until otherwise notified by the Lender.

                 7.       PRODUCTION AGREEMENT.


                 (a) PRODUCTION AGREEMENT. The Company agrees to sell to the Lender, and Lender agrees to purchase on a monthly basis, finished Schottky and other wafers; provided, however, that in no event shall the Company be required to sell to the Lender, nor shall the Lender be required to purchase from the Company, in any month greater than the lower of (i) * (*%) of the aggregate number of Schottky and other wafers manufactured by the Company or
(ii) * wafers per month; provided that in no event shall the number of wafers purchased by the Lender, after both parties shall have reached their respective full capacities, be less than * wafers per month. These quantities can be modified as mutually agreed by the Lender and the Company from time to time to reflect the manufacturing capacities of both parties. Any such modification will take effect after documented in writing and signed by an authorized officer of each company. The companies will develop and document a methodology which will include a six month rolling forecast, limitations on the amount any monthly forecast can change from the previous month's forecast, and other factors related to the successful operation this business. The price for the Schottky and other wafers shall not exceed the lowest price of wafers with like starting material and processed in a substantially similar manner sold by the Company to any other customer during any month. For each wafer accepted by the Lender, * dollars ($*) shall be credited first against the interest and then the principal of the amount advanced as of the day the wafers are accepted by the Lender at the Lenders facility, if Lender elects to receive such wafers inside the United States, or the date they are shipped, if Lender elects to receive such wafers outside the United States.

                 (b) RIGHT OF FIRST REFUSAL. In the event that the Company receives an offer from a third party to enter into a wafer financing agreement, it shall give the Lender written notice of such offer, describing the terms of the offer. The Lender shall within thirty (30) days from the date of receipt of any such notice agree to enter into a new financing agreement upon the terms specified in such notice by giving written notice to the Company.

                 (c) TERM OF PRODUCTION AGREEMENT. The term of the Production Agreement shall be five (5) years from the date set forth above. The Lender shall have the right to renew the Production Agreement for an additional five-year term on the terms set forth herein.

                 (d) SURVIVAL OF PROVISIONS. The rights and obligations of the parties pursuant to Section 7 shall survive the termination of this Agreement.

                 8.       DEFAULT.

                          (a)     EVENTS OF DEFAULT.  Each and every one of the
following described events shall constitute an "EVENT OF DEFAULT" under this Agreement and a default under the Note:

                                        (i)     The Company fails to make any
payment of principal or interest when due, and such failure shall continue unremedied for a period of ten (10) days; or

                                        (ii)    The Company (i) commences any
proceeding or other action relating to it in bankruptcy or seek reorganization, dissolution, liquidation, winding-up, or any other relief under the US Bankruptcy Code, as amended (the "Bankruptcy Code"), or (ii) makes a general assignment for the benefit of creditors; or

                                        (iii)   Any proceedings are commenced
or any other action is taken against the Company in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, or for any other relief under the Bankruptcy Code, as amended; and any such event continues for thirty
(30) days undismissed or undischarged; or

                                        (iv)    A default by the Company under
the terms of any agreement or instrument, including this Agreement, pursuant to which the Company has incurred debt from any person or entity, including from the Lender; or

                                        (v)     The Company suffers in the
Lender's judgment any material adverse changes in the condition of its business; or

                                        (vi)    The Company furnished to the
Lender pursuant hereto and in connection herewith any information which proves to be materially incorrect or misleading; or

                                        (vii)   A default by the Company under
the terms of the Security Agreement; or

                                        (viii)  Any judgment or order for the
payment of money in excess of ten thousand dollars ($10,000) shall be rendered against the Company and shall remain unsatisfied or unstayed for a period of forty-five (45) days; or

                                        (ix)    The Security Agreement or the
UCC-1 shall cease for any reason to be in full force and effect or shall cease to be effective to grant the Lender a perfected first priority security interest in the Collateral.

                          (b)     RIGHTS OF THE LENDER UPON EVENT OF DEFAULT.

                                        (i)     GENERAL.  Upon the occurrence
of any Event of Default, the Lender may at any time [but in no event earlier than 30 days after notifying the Company in writing about the occurrence of the Event of Default at the Lender's option by written notice to the Company (i) declare all sums of principal and accrued interest outstanding under the Note to be immediately due and payable without presentment, protest, further demand or notice of dishonor, all of which are expressly waived by the Company; and
(ii) exercise its rights under the Securities Agreement. The Company will reimburse the Lender for any costs and expenses, including reasonable attorneys' fees, incurred in connection with the enforcement of its rights under the Note.

                 Any payment of principal that is not made when due, by acceleration or otherwise, shall bear interest after the due date and until paid at an annual rate of * plus * percent (*%). Notwithstanding anything to the contrary in this Agreement, no rate of interest required under this Agreement shall exceed the maximum legal rate permitted under applicable law.

                                        (ii)    RIGHTS OF OFFSET UPON DEFAULT.
Upon the occurrence of any Event of Default, the Lender shall be entitled to offset any monies due and payable under the Production Agreement to the Company by the Lender against any amounts due pursuant to the Note.

                 9.       MISCELLANEOUS.

                          (a)     WAIVERS, ETC.


                                        (i)     The Lender and the Company
expressly acknowledge and agree that each party has relied on its own information and completed investigation as to all matters agreed, represented, warranted or acknowledged herein, and each party has no desire for further information and for further investigation prior to entering into this Agreement. Neither party has expressly or implied relied on any representation, agreement or understanding of the other party or any of its agents, except as expressly stated in this Agreement.

                                        (ii)    If the Lender permits actions
inconsistent with the terms of this Agreement or the Note it does so without waiving its right to insist on the Company's full performance under this Agreement or the Note. No waiver of any Event of Default shall be implied from any failure of the Lender to take, or any delay by the Lender in taking action with respect to any such Event of Default or from any previous waiver of any similar or unrelated Event of Default. A waiver must be made in writing and shall be limited to the express written terms of such waiver.

                                        (iii)   Each party to this Agreement
that has been or continues to be represented by Wilson, Sonsini, Goodrich & Rosati, P.C., counsel to the Company, hereby acknowledges that Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California requires an attorney to avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each such party gives such party's informed written consent to the representation of the Company by Wilson, Sonsini, Goodrich & Rosati, P.C., in connection with this Agreement and the transactions contemplated hereby.

                          (b)     NO THIRD PARTY BENEFICIARIES.  This Agreement
shall be binding upon the parties hereto and their respective successors and assigns. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other contract between the Company and the Lender to which it is not a named and signing party. The Company shall not assign or transfer any of its rights under this Agreement without the Lender's prior written consent, and any such assignment or transfer without such consent shall be void.

                          (c)     CALIFORNIA LAW GOVERNS.  This Agreement shall
be governed by and construed in accordance with California law as applied to contracts executed and to be performed wholly in California. The parties expressly stipulate that any litigation under this Note shall be brought in the State courts of the County of Los Angeles, California and in the United States District Court for the Southern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

                          (d)     TIME OF ESSENCE.  Time is of the essence in
every provision of this Agreement and the other contracts, notes and instruments referred to in this Agreement.

                          (e)     ENFORCEABILITY.  If any provision of this
Agreement shall for any reason be determined by a court of competent jurisdiction to be unenforceable in any respect, such unenforceability shall not affect any other provision thereof, and this Agreement shall be construed as if such unenforceable provision had not been contained therein.

                          (f)     ENFORCEMENT.  If any party shall bring or
participate in any successful legal action or proceeding to enforce, defend or construe any provision of this Agreement, then the prevailing party shall recover from the other party (or parties) to such action or proceeding all legal expenses and costs (including reasonable attorneys' fees) which the prevailing party may suffer or incur in connection with such action or proceeding.

                          (g)     DESCRIPTIVE HEADINGS.  The descriptive
headings which are used in this Agreement are for convenience only and shall not affect the meaning of any provision of this Agreement.


                          (h)     COUNTERPARTS.  This Agreement may be executed
in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                          (i)     AMENDMENTS, INTERPRETATION.  This Agreement
contains (or incorporates) the entire agreement of the parties hereto with respect to the matters discussed herein, and may be modified or amended only by written instrument executed by each of the parties hereto.

                          (j)     NOTICES.  All notices given under this
Agreement or any related document shall be delivered or transmitted to the addresses below or to such other address in the State of California as a party may designate by written notice to the other party:

                          "LENDER"          DIODES INCORPORATED
                                            3050 E. Hillcrest Drive, Suite 200
                                            Westlake Village, CA  91362-3154

                          "COMPANY"         FABTECH, INC.
                                            777 N. Blue Parkway
                                            Lee's Summit, MO  64086-5709

                          with copy to:
                                            WILSON, SONSINI, GOODRICH & ROSATI
                                            650 Page Mill Road
                                            Palo Alto, California 94304-1050
                                            Attn:  Richard C. DeGolia, Esq.


All such notices shall be deemed to have been given at the time of actual delivery, or on the first business day after date of mailing, when sent by first class, express, certified or registered mail, postage prepaid.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

"COMPANY"                                   FABTECH, INC.
                                            By: /s/ Walter Buchanan
                                            Title: President


"LENDER"                                    DIODES INCORPORATED
                                            By: /s/ David Lin
                                            Title: President & Chief Executive
                                            Officer



* CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                                   EXHIBIT A


$2,500,000                                                     February 15, 1996


                                 FABTECH, INC.

                            SECURED PROMISSORY NOTE


         FABTECH, Inc., a Delaware corporation (the "COMPANY"), for value received, promises to pay to Diodes Incorporated, a Delaware corporation (the "LENDER"), the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), plus interest thereon to be computed on such amount from the date of disbursement until paid. Interest shall accrue on the unpaid balance at the Cost of Funds Rate. The term "Cost of Funds Rate" shall mean the same daily rate of interest payable from time to time by the Lender for borrowed money for working capital purposes to its principal institutional lender. The Cost of Funds Rate shall be determined by the Lender, which determination shall be final and binding on the Company in the absence of manifest error. The Lender shall notify the Company in writing of any change in the Cost of Funds Rate within ten (10) days thereof; provided, however, that the failure to so notify the Company shall not affect the Cost of Funds Rate. On the effective date of this Agreement, the Cost of Funds Rate is * (*% as of February 15, 1996) plus * percent (*%). All principal and interest shall be due and payable on demand at any time following February 14, 2001.

         All computations of interest shall be made on the basis of a year containing a total of 360 days and shall be computed daily for the actual number of calendar days during which any principal owed on this Note remains outstanding by dividing the applicable interest rate by 360 and multiplying that number by the unpaid principal balance at the end of each day.

         Payment of principal and interest shall be made in lawful money of the United States to the holder of this Note at the Company's principal offices or, at the option of the Lender, at such other place in the United States as such Lender shall have designated to the Company in writing.

         The following is a statement of the other terms and conditions to which this Note is subject and to which the Lender, by the acceptance of this Note, agrees:

                 1.       Prepayment

                 The Company shall have the right to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment. Any prepayment shall be applied first against outstanding interest and then against the outstanding principal balance.





*  CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                 2.       Events of Default

                 If one or more of the following events (herein called "Events of Default") shall have occurred and be continuing:

                          (a)     The Company fails to make any payment of
principal or interest when due, and such failure shall continue unremedied for a period of ten (10) days; or

                          (b)     The Company (i) commences any proceeding or
other action relating to it in bankruptcy or seek reorganization, dissolution, liquidation, winding-up, or any other relief under the U.S. Bankruptcy Code, as amended (the "Bankruptcy Code"), or (ii) makes a general assignment for the benefit of creditors; or

                          (c)     Any proceedings are commenced or any other
action is taken against the Company in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, or for any other relief under the Bankruptcy Code, as amended; and any such event continues for thirty (30) days undismissed or undischarged; or

                          (d)     A default by the Company under the terms of
any agreement or instrument pursuant to which the Company has incurred debt from person or entity, including from Lender; or

                          (e)     The Company suffers in the Lender's judgment
any material adverse changes in the condition of its business; or

                          (f)     The Company furnished to the Lender pursuant
hereto any in connection herewith any information which proves to be materially incorrect of misleading; or

                          (g)     A default by the Company under the Security
Agreement dated February 15, 1996, between the Company and the Lender; or

                          (h)     The Company shall fail to perform any of its
obligations hereunder; or

                          (I)     Any judgment or order for the payment of
money in excess of ten thousand dollars ($10,000.00) shall be rendered against the Company and shall remain unsatisfied or unstayed for a period of forty-five
(45) days; or

                          (j)     The Security Agreement or the UCC-1 shall
cease for any reason to be in full force and effect or shall cease to be effective to grant the Lender a perfected first priority security interest in the accounts receivable;

then the Lender may at any time, but in no event earlier than 30 days after notifying the Company in writing about the occurrence of the Event of Default, at such Lender's option by written notice to the Company declare all sums of principal and accrued interest outstanding hereunder to be immediately due and payable without presentment, protest, further demand or notice of dishonor, all of which are expressly waived by the Company. The Company hereby agrees to reimburse the Lender for any costs and expenses, including reasonable attorneys' fees, incurred in connection with the enforcement of its rights under this Note.

                          (k)     All agreements between the Company and the
Lender expressly are limited so that in no event whatsoever (whether by reason of the advancement of funds hereunder, acceleration of maturity of the unpaid principal balance or otherwise) shall the amount paid or agreed to be paid by the Company to the Lender for the use of funds advanced hereunder exceed the highest rate prescribed by law. If fulfillment of any provision hereof at the time performance of such provision becomes due involves exceeding such highest rate prescribed by law, then such obligation shall be reduced to such highest rate prescribed by law. If by any circumstance the Lender shall be deemed to have received as interest an amount which exceeds the highest rate prescribed by law, any amount which may be deemed excessive interest shall be applied to the reduction of the unpaid principal balance and not to the payment of interest. The terms and provisions of this paragraph shall control all other terms and provisions contained in this Note.

                 3.       Waiver

                 If the Lender permits actions inconsistent with the terms of this Note it does so without waiving its right to insist on the Company's full performance under this Note. No waiver of any Event of Default shall be implied from any failure of the Lender to take, or any delay by the Lender in taking, action with respect to any such Event of Default or from any previous waiver of any similar or unrelated Event of Default. A waiver must be made in writing and shall be limited to the express written terms of such waiver.

                 4.       Notices

                 All notices and other communications required or permitted hereunder shall be in writing shall be mailed by first- class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Lender at such Lender's address as set forth herein, or at such other address as the Lender shall have furnished to the Company in writing, or (b) if to the Company at 777 N. Blue Parkway, Suite 350, Lee's Summit, Missouri, 64086-5709 addressed to the attention of the President, or at such other address as the Company shall have furnished to the Lender.

                 5.       Governing Law

                 This Note and the obligations of the Company hereunder shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within that State. The parties expressly stipulate that any litigation under this Note shall be brought in the State courts of the County of Los Angeles, California and in the United States District Court for the Southern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name this 15th day of February, 1996.


                                   FABTECH, INC.


                                   By:  /s/ Walter Buchanan

                                   Title:  President


                                   AGREED TO AND ACCEPTED:


                                   DIODES INCORPORATED


                                   By:  /s/ David Lin

                                   Title:  President & Chief Executive Officer





*  CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                                   EXHIBIT B

                               SECURITY AGREEMENT


                 This SECURITY AGREEMENT, dated as of February 15, 1996, is executed by FABTECH, INC., a Delaware corporation (the "Company"), in favor of DIODES INCORPORATED, a Delaware corporation (the "Lender").


                                    RECITALS

                 A. Pursuant to the terms of a Loan Agreement, dated as of February 15, 1996 (the "Loan Agreement"), between the Company and the Lender, the Company has executed a Secured Promissory Note, dated as of February 15, 1996 (the "Note"), in favor of the Lender.

                 B. The Loan Agreement and the Note provide that the Company's obligations to the Company will be secured by this Security Agreement executed by the Company in favor of the Lender.


                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company hereby agrees with the Lender as follows:

                 1. Definitions and Interpretation. When used in this Security Agreement, capitalized terms not otherwise defined shall have the respective meanings set forth in Attachment 1 hereto which is incorporated herein by this reference. Unless otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

                 2. Grant of Security Interest. As security for the Obligations, the Company hereby pledges and assigns to the Lender and grants to the Lender a security interest in all right, title and interests of the Company in and to the Collateral.

                 3. Representations and Warranties. The Company represents and warrants to the Lender that (a) the Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) the Lender has (or in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) a first priority perfected security interest in the Collateral, except for Permitted Liens; and (c) each Receivable is genuine and enforceable against the party obligated to pay the same.

                 4. Certain Covenants. While any amount is outstanding under the Note, without the prior written consent of the Lender:

                 5. Covenants Relating to Collateral. The Company hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to the Lender therein and the first priority of such Lien, except for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation of any provision of any Transaction Document, (ii) in violation of any applicable law, rule or regulation; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) without 30 days' written notice to the Lender,
(i) not to change the Company's name or place of business (or, if the Company has more than one place of business, its chief executive office), or the office in which the Company's records relating to Receivables are kept, (ii) not to keep Receivables at any location other than its chief executive office, (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Lender to perfect, maintain and protect its Lien hereunder and the priority thereof and to deliver promptly to the Lender all originals of Collateral; (f) to appear in and defend any action or proceeding which may affect its title to or the Lender's interest in the Collateral; (g) if the Lender gives value to enable the Company to acquire rights in or the use of any Collateral, to use such value for such purpose; (h) to keep separate, accurate and complete records of the Collateral and to provide the Lender with such records and such other reports and information relating to the Collateral as the Lender may reasonably request from time to time, but in no event more often than once per moth; (i) not to surrender or lose possession of (other than to the Lender), sell, encumber, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens; and (j) to collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by the Lender.

                 6. Authorized Action by Agent. The Company hereby irrevocably appoints the Lender as its attorney-in-fact and agrees that the Lender may perform (but the Lender shall not be obligated to and shall incur no liability to the Company or any third party for failure so to do) any act which the Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as the Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of the Company relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that the Lender shall not exercise any such powers prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. The Company agrees to reimburse the Lender upon demand for any reasonable costs and expenses, including attorneys' fees, the Lender may incur while acting as the Company's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as the Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Lender's possession; provided, however, that the Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                 7. Default and Remedies. The Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Note). Upon the occurrence and during the continuance of any such Event of Default, the Lender shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to: (a) require the Company to make the Collateral available to the Lender at a place to be designated by the Lender; and (b) prior to the disposition of the Collateral, store, process, it or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate. The Company hereby agrees that thirty (30) days' notice of any intended sale or disposition of any Collateral is reasonable.

                 8.       Miscellaneous.

                 (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or the Lender under this Security Agreement shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below (or to such other telecopy number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

                          Lender:          DIODES INCORPORATED
                                           3050 East Hillcrest Drive
                                           Westlake Village, CA 91362
                                           Attn:  Joseph Liu
                                           Telephone No.:  (805) 446-4800
                                           Telecopier No.:  (805) 374-1255


                          Company:          FABTECH, INC.
                                            777 N. Blue Parkway, Suite 350
                                            Lee's Summit, MO  64086-5709
                                            Attn:  Walter Buchanan
                                            Telephone No.:  (816) 251-8800
                                            Telecopier No.:  (816) 251-8850


                 (b) Nonwaiver. No failure or delay on the Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                 (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and the Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                 (d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of the Lender and the Company and their respective successors and assigns; provided, however, that the Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of the Lender.

                 (e) Cumulative Rights, etc. The rights, powers and remedies of the Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to the Lender by virtue of any applicable law, rule or regulation of any governmental authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's rights hereunder. The Company waives any right to require the Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in the Lender's power.

                 (f) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                 (g) Expenses. The Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Lender in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

                 (h) Construction. Each of this Security Agreement and the other Transaction Documents is the result of negotiations among, and has been reviewed by, the Company, the Lender and their respective counsel. Accordingly, this Security Agreement and the other Transaction Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Company or the Lender.

                 (i) Entire Agreement. This Security Agreement and each of the other Transaction Documents, taken together, constitute and contain the entire agreement of the Company and the Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                 (j) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent governed by the UCC).

                 (k) Jury Trial. EACH OF THE COMPANY AND THE LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

                 IN WITNESS WHEREOF, the Company has caused this Security Agreement to be executed as of the day and year first above written.

                                        FABTECH, INC.
                                        By: /s/ Walter Buchanan
                                        Name: Walter Buchanan
                                        Title: President


                                        AGREED:

                                      DIODES, INCORPORATED
                                      By: /s/ David Lin
                                      Name: David Lin
                                      Title: President & Chief Executive Officer

                                  ATTACHMENT 1
                             TO SECURITY AGREEMENT

                 As used in the Security Agreement of which this Attachment 1 is a part, the following capitalized terms shall have the following respective meanings:

                 "Collateral" shall mean and include all right, title and interest of the Company now owned or hereafter acquired in and to the following:

                 (a) All accounts, chattel paper, contract rights and rights to the payment of money (collectively, the "Receivables");

                 (b) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                 "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

                 "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to the Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, obligations arising under or pursuant to the terms of the Note and the other Transaction Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to and payable by the Company hereunder and thereunder.

         "Permitted Liens" shall mean and include:

                 (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of the Lender for the eventual payment thereof if subsequently found payable;

                 (b) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of the Lender for the eventual payment thereof if subsequently found payable;

                 (c) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                 (d) Liens securing obligations under a capital lease if such lease is permitted under this Security Agreement and such Liens do not extend to property other than the property leased under such capital lease;

                 (e) Easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property; and

                 (f)      Liens in favor of the Lender.

                 "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

                 "Receivables" shall have the meaning given to that term in the definition of "Collateral" set forth in this Attachment 1.

                 "Transaction Documents" shall mean this Security Agreement, the Note, the Loan Agreement dated as of February 15, 1996, between the Company and the Lender, and all other documents or agreements executed in connection with the foregoing.

                 "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

                                   EXHIBIT C

            UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1 IMPORTANT-READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM


                               STATE OF MISSOURI


This FINANCING STATEMENT is presented to a Filing Officer for   No. of Additional Sheets     3. -  To be Recorded in    Book_____
filing pursuant to the Uniform Commercial Code:                 Sheets Presented: 1                 Real Estate Records Page:_____



1.  Debtor(s) (Last Name First) and Address(es):  2.  Secured Party(ies):  Name(s) Address(es):     4.  For Filing Officer use only:


FABTECH, INC.                      DIODES INCORPORATED
777 N. BLUE PARKWAY, SUITE 350     3050 EAST HILLCREST DRIVE
LEE'S SUMMIT, MO 64086-5709        WESTLAKE VILLAGE, CA 91362


5.  This Financing Statement Covers the Following Types (or Items) of Property:

         THE PROPERTY OF DEBTOR DESCRIBED ON "SCHEDULE 1"
         ATTACHED HERETO, WHICH IS MADE A PART HEREOF BY
         THIS REFERENCE.


                                              X  Products of the Collateral are
                                                 Also Covered



6.  Description of Real Estate:               7.  Name(s) of Record Owner(s):



                                              8.  Assignee(s) of Secured Party
                                                  and Address:

This statement is signed by the Secured Party instead of the Debtor to perfect a security interest in collateral:

(Please          -  already subject to a security interest in another jurisdiction when it was brought into this state,
check               or when the debtor's location was changed to this state.
appro-           -  which is proceeds of the original collateral described above in which a security interest
priate              was perfected.  Proceeds should be described above.
box)             -  as to which the filing has lapsed.
                 -  acquired after a change of name, identity or corporate structure of the debtor.



            FABTECH, INC.                    DIODES INCORPORATED

            BY /s/ Walter Buchanan           BY /s/ David Lin
            SIGNATURE(S) OF DEBTOR(S)        SIGNATURE(S) OF SECURED PARTY(IES)